Exhibit 99.906CERT

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Report of Mutual of America Variable Insurance Portfolios, Inc. (the “Variable Insurance Portfolios”) on Form N-CSR for the semi-annual period ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris W. Festog, Chairman of the Board, Chief Executive Officer and Principal Executive Officer of the Variable Insurance Portfolios, certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Variable Insurance Portfolios for the period ended June 30, 2023.

Dated: September 6, 2023

/s/ CHRIS W. FESTOG
Chris W. Festog
Chairman of the Board,
Chief Executive Officer and Principal Executive Officer of
Mutual of America Variable Insurance Portfolios, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Report of Mutual of America Variable Insurance Portfolios, Inc. (the “Variable Insurance Portfolios”) on Form N-CSR for the semi-annual period ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Aferdita Gutierrez, Treasurer, Chief Financial Officer and Principal Financial Officer of the Variable Insurance Portfolios, certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Variable Insurance Portfolios for the period ended June 30, 2023.

Dated: September 6, 2023

/s/ AFERDITA GUTIERREZ
Aferdita Gutierrez
Treasurer, Chief Financial Officer and
Principal Financial Officer of
Mutual of America Variable Insurance Portfolios, Inc.